A Contract allowing for a Maturity Date within the first Contract year; variable payment Annuity Options L, M and N; and loans and hardship withdrawals on the Group Strategic Edge Contract may not yet be available in your state. For further information, please call 800-447-4312.

PROSPECTUS
PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT

Variable Accumulation Annuity Contracts
issued by

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                          VARIABLE PRODUCTS OPERATIONS
                               101 MUNSON STREET
                                  P.O. BOX 942
                      GREENFIELD, MASSACHUSETTS 01302-0942
                           TELEPHONE: (800) 447-4312
             For Tax Qualified and Non-Tax Qualified Annuity Plans

   This Prospectus describes variable accumulation annuity contracts ("Contracts") issued by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The Contracts provide for both an Accumulation Period and an Annuity Period. Premium payments under the Contract are flexible. Contracts may be purchased by individuals or on a group basis by employers to fund tax-qualified pension and profit-sharing plans. For information on Contracts issued on a group basis, see "Group Contracts."

   Generally, a minimum initial purchase payment of $1,000 is required and each subsequent purchase payment must be at least $25. If the bank draft investment program (see "Purchase of Contracts") is elected, the minimum initial purchase payment required is $25. For Individual Retirement Accounts (IRAs), the minimum initial purchase payment required is $25. For individual contracts issued under tax-qualified or employer sponsored plans other than IRAs, a minimum annual payment of $1,000 must be made. For Contracts with a Maturity Date in the first Contract year, a minimum initial purchase payment of $10,000 is required. Generally, a Contract may not be purchased with respect to a proposed Annuitant who is eighty years of age or older.

   Purchase payments are allocated to one or more of the available Sub-accounts of the Phoenix Home Life Variable Accumulation Account (the "Account") and/or to the Guaranteed Interest Account (see Appendix A) as specified by the Contract Owner in the application for the Contract. The Account is divided into Sub-accounts, each of which invests in a corresponding series of mutual funds (the "Funds").

   You may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. You may receive more or less than the initial payment depending on investment experience within the Sub-account during the 10-day period, unless the Contract was issued with the Temporary Money Market Allocation Amendment, in which case your initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded. (See "Free Look Period.")

   This Prospectus provides information a prospective investor should know before investing and should be kept for future reference. It is accompanied by current Prospectuses for the Funds. No offer is being made of a Contract funded by any Series of the Funds for which current Prospectuses have not been delivered.

   Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, or any other agency and involve investment risks including possible loss of principal.

   Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1995, which is incorporated herein by reference. The Statement of Additional Information, the table of contents of which is set forth in this Prospectus, is available without charge upon request by writing or telephoning Phoenix Home Life at the address or telephone number set forth above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 1995
as Supplemented October 6, 1995

Heading                                          Page

SUMMARY OF EXPENSES                                 3
FINANCIAL HIGHLIGHTS                                4
PERFORMANCE HISTORY                                 9
SPECIAL TERMS                                      10
SUMMARY                                            10
THE VARIABLE ACCUMULATION ANNUITY                  13
PHOENIX HOME LIFE AND THE VARIABLE
 ACCUMULATION ACCOUNT                              13
THE PHOENIX EDGE SERIES FUND                       13
WANGER ADVISORS TRUST                              14
PURCHASE OF CONTRACTS                              14
DEDUCTIONS AND CHARGES                             15
 Premium Tax                                       15
 Sales Charges                                     15
 Charges for Mortality and Expense Risks           15
 Charges for Administrative Services               15
 Other Charges                                     16
THE ACCUMULATION PERIOD                            16
 Accumulation Units                                16
 Accumulation Unit Values                          16
 Transfers                                         17
 Surrender of Contract; Partial Withdrawals        17
 Lapse of Contract                                 18
 Payment Upon Death Before Maturity Date           18
GROUP CONTRACTS                                    18
 Allocated Group Contracts                         18
 Unallocated Group Contracts                       19
THE ANNUITY PERIOD                                 19
 Variable Accumulation Annuity Contracts           19
 Annuity Options                                   19
 Option A--Life Annuity With Specified Period
  Certain                                          20
 Option B--Non-Refund Life Annuity                 20
 Option D--Joint and Survivor Life Annuity         20
 Option E--Installment Refund Life Annuity         20
 Option F--Joint and Survivor Life Annuity With
  Specified Period Certain                         20
 Option G--Payments for Specified Period           20
 Option H--Payments of Specified Amount            20
 Option I--Variable Payment Life Annuity with
   Ten Year Period Certain                         20
 Option J--Joint Survivor Variable Payment
   Life Annuity with Ten Year Period Certain       21
 Option K--Variable Payment Annuity for a
   Specified Period                                21
 Option L--Variable Payment Life Expectancy
   Annuity                                         21
 Option M--Unit Refund  Variable Payment Life
   Annuity                                         21
 Option N--Variable Payment Non-Refund Life
   Annuity                                         21
 Other Options and Rates                           21
 Other Conditions                                  21
 Payment Upon Death After Maturity Date            21
VARIABLE ACCOUNT VALUATION PROCEDURES              21
MISCELLANEOUS PROVISIONS                           22
 Assignment                                        22
 Deferment of Payment                              22
 Free Look Period                                  22
 Amendments to Contracts                           22
 Substitution of Fund Shares                       22
 Ownership of the Contract                         22
FEDERAL INCOME TAXES                               23
 Introduction                                      23
 Tax Status                                        23
 Taxation of Annuities in General--Non-Qualified
  Plans                                            23
  Surrenders or Withdrawals Prior to the Contract
    Maturity Date                                  23
  Surrenders or Withdrawals on or after the
   Contract Maturity Date                          23
  Penalty Tax on Certain Surrenders and
   Withdrawals                                     23
 Additional Considerations                         24
 Diversification Standards                         25
 Qualified Plans                                   25
  Tax Sheltered Annuities                          25
  Keogh Plans                                      26
  Individual Retirement Accounts                   26
  Corporate Pension and Profit-Sharing Plans       26
  Deferred Compensation Plans with Respect to
   Service for State and Local Governments and
   Tax-Exempt Organizations                        26
  Seek Tax Advice                                  26
SALES OF VARIABLE ACCUMULATION CONTRACTS           26
STATE REGULATION                                   27
REPORTS                                            27
VOTING RIGHTS                                      27
TEXAS OPTIONAL RETIREMENT PROGRAM                  27
LITIGATION                                         27
LEGAL MATTERS                                      27
STATEMENT OF ADDITIONAL INFORMATION                27
APPENDIX A                                         28
APPENDIX B                                         29

                                           SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                                                     ALL SUB-ACCOUNTS

Sales Load Imposed on Purchases                                                               None
Deferred Sales Load (as a percentage of amount surrendered):
  Age of Deposit in Complete Years 0-1                                                         6%
  Age of Deposit in Complete Years 1-2                                                         5%
  Age of Deposit in Complete Years 2-3                                                         4%
  Age of Deposit in Complete Years 3-4                                                         3%
  Age of Deposit in Complete Years 4-5                                                         2%
  Age of Deposit in Complete Years 5-6                                                         1%
  Age of Deposit in Complete Years 6 and thereafter                                           None
Exchange Fee
  Current Fee                                                                                 None
  Maximum Allowable Charge Per Exchange:                                                      $10
ANNUAL CONTRACT FEE
  Currently                                                                                   $35
  Maximum                                                                                     $35
SEPARATE ACCOUNT EXPENSES
(as a percentage of average account value)
  Mortality and Expense Risk Fees                                             1.25% or 1.00% (depending on Contract form)**
  Account Fees and Expenses                                                                   None
  Total Separate Account Annual Expenses                                      1.25% or 1.00% (depending on Contract form)**


                                                     Total     Money                        Real       Wanger U.S.     Wanger Int'l
Sub-Accounts                          Growth   Bond  Return    Market  Int'l    Balanced  Estate***    Small Cap***    Small Cap***
                                     ----------------  ---------       ------------------------------------------------------------
FUND ANNUAL EXPENSES
(as a percentage of fund average net
assets)
 Investment Management Fees                .65%  .50%   .60%       .40%   .75%      .55%       .75%        .98%          1.27%
 Other Operating Expenses
 (after expense reimbursement)*            .15%  .15%   .15%       .15%   .35%      .15%       .25%         .17%          .27%
Total Fund Annual Expenses                 .80%  .65%   .75%       .55%  1.10%      .70%      1.00%        1.15%         1.54%
Example
If you surrender your Contract at the
end of the applicable time period: You
would pay the following expenses on a
$1,000 investment assuming 5% annual
return on assets:
  1 year                                   $ 69  $ 67   $ 68       $ 66   $ 72      $ 68      $ 71          $ 72         $ 76
  3 years                                    99    94     97         91    107        96       105           109          120
  5 years                                   129   121    126        116    144       124       139           146          165
 10 years                                   253   238    248        227    284       243       274           289          327
If you do not surrender your Contract:
You would pay the
following expenses on a $1,000
investment assuming 5%
annual return on assets:
  1 year                                   $ 23  $ 21   $ 22       $ 20   $ 26      $ 22      $ 25          $ 26         $ 30
  3 years                                    69    65     68         62     78        66        75            80           92
  5 years                                   119   111    116        106    134       114       129           136          156
 10 years                                   253   238    248        227    284       243       274           289          327

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the VA Account as well as the Funds. (See "Deductions and Charges" in this Prospectus and in the Fund Prospectus).

    Any premium or other taxes levied by any governmental entity with respect to the Contract will be charged against the Contract Values based on a percentage of premiums paid. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Deductions and Charges -- Premium Tax".)

    *Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International will pay up to .40%; the Real Estate Securities will pay up to .25%; the Wanger U.S. Small Cap Series will pay up to .17%; and the Wanger International Small Cap Series will pay up to .27%.

     **The expense risk charge under a Contract is either .60% or .85%, depending on when the Contract was issued. (See "Deductions and Charges-- Charges for Mortality and Expense Risks.")

    *** The inclusion of this sub-account began on May 1, 1995. Accordingly, annualized expenses have been projected for the fiscal period ending December 31, 1995.

    A sales charge may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. If a surrender or withdrawal is made during the first Contract year, a sales charge will apply to the total amount withdrawn. After the first year, 10% of the Contract Value at the last anniversary may be withdrawn each year free of sales charge. (See "Deductions and Charges--Sales Charges".)

    The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The $35 annual administrative charge is reflected in the Example as $1.75 since the average Contract account size is greater than $1,000 and the expense effect is reduced accordingly. (See "Deductions and Charges.")

                 PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT

                              FINANCIAL HIGHLIGHTS
     (Selected data for a Unit Outstanding Throughout the Indicated Period)

     The following selected per unit data and ratios have been examined by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Statement of Additional Information. As used below, the designation "VA 1" refers to Contracts assessing an expense risk charge of .60% and "VA 2," "VA 3," and GSE refers to Contracts assessing an expense risk charge of .85%. (See "Deductions and Charges".)

                                                           Money Market Sub-Account
                                                                      VA1
                         ----------------------------------------------------------------------------------------------

                                                      Year Ended December 31,                                    From
                                                                                                               Inception
                                                                                                              12/8/86 to
                             1994       1993      1992       1991       1990      1989      1988      1987     12/31/86
                             ----       ----      ----       ----       ----      ----      ----      ----     --------
Net asset value,          $1.900873  $1.866308  $1.820007  $1.734559  $1.619595 $1.497413 $1.407621  $1.334900   $1.330386
 beginning of
 period
Income from investment
 operations
 Net investment income     0.053338   0.034565   0.046301   0.085448   0.114964  0.122182  0.089792   0.072721    0.004514
                          ---------  ---------  ---------  ---------  ---------  -------- ---------  ---------  ----------
Total from investment
 operations                0.053338   0.034565   0.046301   0.085448   0.114964  0.122182  0.089792   0.072721    0.004514
                          ---------  ---------  ---------  ---------  ---------  -------- ---------  ---------  ----------
Change in net asset
 value                     0.053338   0.034565   0.046301   0.085448   0.114964  0.122182  0.089792   0.072721    0.004514
                          ---------  ---------  ---------  ---------  ---------  -------- ---------  ---------  ----------
Net asset value, end
 of period                $1.954211  $1.900873  $1.866308  $1.820007  $1.734559 $1.619595 $1.497413  $1.407621   $1.334900
                          =========  =========  =========  =========  ========= ========= =========  =========   =========
Total return                   2.81%      1.85%      2.54%      4.93%      7.10%     8.16%    6.38%       5.45%       0.34%
Ratios/supplemental data:
Net assets, end of
 period (000)                $9,085     $8,777    $16,052    $18,726    $22,740   $21,571  $19,187      $9,613      $3,630
Ratio to average net
 assets of:
 Total expenses                1.00%      1.00%      1.00%      1.00%      1.00%     1.00%    1.00%       1.00%       1.00%(1)
 Net investment income         2.81%      1.84%      2.52%      4.84%      6.86%     7.85%    6.29%       5.45%       4.76%(1)

                                                                Money Market Sub-Account
                                                                     VA2, VA3 & GSE
                                   -----------------------------------------------------------------------------------
                                                           Year Ended December 31,                             From
                                                                                                             Inception
                                                                                                            1/29/87 to
                                      1994      1993       1992       1991      1990      1989      1988      12/31/87
                                      ----      ----       ----       ----      ----      ----      ----     -- -- --
Net asset value, beginning
  of period                         $1.868172 $1.838756  $1.797544  $1.717328 $1.607305 $1.489598  $1.403711  $1.339975
Income from investment operations
 Net investment income               0.047758  0.029416   0.041212   0.080216  0.110023  0.117707   0.085887   0.063736
                                    --------- ---------  ---------  --------- --------- ---------  ---------  ---------
  Total from investment operations   0.047758  0.029416   0.041212   0.080216  0.110023  0.117707   0.085887   0.063736
                                    --------- ---------  ---------  --------- --------- ---------  ---------  ---------
Change in net asset value            0.047758  0.029416   0.041212   0.080216  0.110023  0.117707   0.085887   0.063736
                                    --------- ---------  ---------  --------- --------- ---------  ---------  ---------
Net asset value, end of period      $1.915930 $1.868172  $1.838756  $1.797544 $1.717328 $1.607305  $1.489598  $1.403711
                                    ========= =========  =========  ========= ========= =========  =========  =========
Total return                            2.56%     1.60%      2.29%      4.67%     6.85%     7.90%      6.12%      4.76%
Ratios/supplemental data:
Net assets, end of period (000)       $72,818   $56,313    $49,889    $27,558   $14,981    $6,521     $2,594       $407
Ratio to average net assets of:
 Total expenses                         1.25%     1.25%      1.25%      1.25%     1.25%     1.25%      1.25%       1.25%(1)
 Net investment income                  2.64%     1.55%      2.21%      4.44%     6.61%     7.60%      6.25%       5.69%(1)

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                                   Growth Sub-Account
                                                                          VA1
                         -----------------------------------------------------------------------------------------
                                                     Year Ended December 31,                                   From
                                                                                                             Inception
                                                                                                             12/8/86 to
                           1994      1993      1992      1991        1990       1989       1988    1987       12/31/86
                           ----      ----      ----      ----        ----       ----       ----    ----       -- -- --
Net asset value,         $6.355486 $5.362579 $4.910837  $3.474821   $3.373255 $2.501870  $2.431756 $2.296978  $2.334879
beginning of period
Income from investment
operations
 Net investment income
  (loss)                  0.334932  0.420427  0.258528   0.653298    0.071985  0.037069   0.071120  0.038791  (0.001644)
 Net realized and
  unrealized gain (loss) (0.305924) 0.572480  0.193214   0.782718    0.029581  0.834316  (0.001006) 0.095987  (0.036257)
                         ---------  --------  --------   --------   ---------  --------  ---------  --------  ---------
  Total from investment
   operations             0.029008  0.992907  0.451742   1.436016    0.101566  0.871385   0.070114  0.134778  (0.037901)
                         ---------  --------  --------   --------   ---------  --------  ---------  --------  ---------
Change in net asset
  value                   0.029008  0.992907  0.451742   1.436016    0.101566  0.871385   0.070114  0.134778  (0.037901)
                         ---------  --------  --------   --------   ---------  --------  ---------  --------  ---------
Net asset value, end of
 period                  $6.384494 $6.355486 $5.362579  $4.910837   $3.474821 $3.373255  $2.501870 $2.431756  $2.296978
                         ========= ========= =========  =========   ========= =========  ========= =========  =========
Total return                  0.46%    18.52%     9.20%     41.33%       3.01%    34.83%      2.88%     5.87%     (1.62)%
Ratios/supplemental
 data:
Net assets, end of
 period (000)              $53,315   $55,110   $46,398    $35,752     $23,135   $22,688    $15,620   $17,135    $13,083
Ratio to average net
assets of:
 Total expenses              1.00%      1.00%     1.00%      1.00%       1.00%     1.00%      1.00%     1.00%      1.00%(2)
 Net investment income
 (loss)                      5.75%      7.27%     5.46%     15.33%       2.07%     1.53%      2.53%     1.45%    (1.00)%(2)
Portfolio turnover             15%        12%       26%        13%         21%       16%        20%       26%         0%(2)

                                                                 Growth Sub-Account
                                                                   VA2, VA3 & GSE
                                    -----------------------------------------------------------------------------------------------
                                                              Year Ended December 31,                                    From
                                                                                                                       Inception
                                                                                                                       1/29/87 to
                                       1994         1993        1992       1991      1990       1989         1988       12/31/87
                                       ----         ----        ----       ----      ----       ----         ----       --------
Net asset value, beginning of
 period                             $6.248053    $5.284626   $4.851447  $3.440659  $3.348325  $2.489403     $2.425706  $2.555569
Income from investment operations
 Net investment income               0.353630(1)  0.477662    0.269188   0.955990   0.019329   0.010268      0.050640   0.014360
 Net realized and unrealized gain
  (loss)                            (0.340621)(1) 0.485765    0.163991   0.454798   0.073005   0.848654      0.013057  (0.144223)
                                    --------- --  --------    --------   --------   --------   --------      --------  ---------
  Total from investment operations   0.013009     0.963427    0.433179   1.410788   0.092334   0.858922      0.063697  (0.129863)
                                     --------     --------    --------   --------   --------   --------      --------  ---------
Change in net asset value            0.013009     0.963427    0.433179   1.410788   0.092334   0.858922      0.063697  (0.129863)
                                     --------     --------    --------   --------   --------   --------      --------  ---------
Net asset value, end of period      $6.261062    $6.248053   $5.284626  $4.851447  $3.440659  $3.348325     $2.489403  $2.425706
                                    =========    =========   =========  =========  =========  =========     =========  =========
Total return                             0.21%       18.23%       8.93%     41.00%      2.76%     34.50%         2.63%     (5.08)%
Ratios/supplemental data:
Net assets, end of period (000)      $477,257     $329,591    $156,058    $59,881    $15,190     $6,000        $1,630       $913
Ratio to average net assets of:
 Total expenses                          1.25%        1.25%       1.25%      1.25%      1.25%      1.25%         1.25%      1.25%(2)
 Net investment income                   6.60%        8.85%       6.95%     22.43%      2.21%      1.41%         2.63%      1.79%(2)
Portfolio turnover                         10%          10%         18%        13%        23%        34%           75%       126%(2)

(1) The components in the change in unit value were calculated based on units outstanding at December 31, 1994.

(2) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                                Bond Sub-Account
                                                                       VA1
                        -----------------------------------------------------------------------------------------------
                                                        Year Ended December 31,                                    From
                                                                                                                 Inception
                                                                                                                12/8/86 to
                           1994       1993       1992      1991       1990       1989        1988        1987    12/31/86
                           ----       ----       ----      ----       ----       ----        ----        ----    -- -- --
Net asset value,
 beginning of period    $2.952674  $2.572692  $2.360698  $1.993832  $1.913888   $1.786177  $1.632777   $1.631508  $1.621539

Income from investment
 operations
 Net investment income
  (loss)                 0.179157   0.192311   0.144573   0.161818   0.270626    0.153251   0.122200    0.178589  (0.001154)
 Net realized and
  unrealized gain
   (loss)               (0.368995)  0.187671   0.067421   0.205048  (0.190682)  (0.025540)  0.031200   (0.177320)  0.011123
                        ---------   --------   --------   --------   --------    --------   --------    --------   --------
 Total from
  investment operations (0.189838)  0.379982   0.211994   0.366866   0.079944    0.127711   0.153400    0.001269   0.009969
                        ---------   --------   --------   --------   --------    --------   --------    --------   --------
Change in net asset
 value                  (0.189838)  0.379982   0.211994   0.366866   0.079944    0.127711   0.153400    0.001269   0.009969
                        ---------   --------   --------   --------   --------    --------   --------    --------   --------
Net asset value, end
 of period              $2.762836  $2.952674  $2.572692  $2.360698  $1.993832   $1.913888  $1.786177   $1.632777  $1.631508
                        =========  =========  =========  =========  =========   =========  =========   =========  =========
Total return                (6.43)%    14.77%      8.98%     18.40%      4.18%       7.15%      9.40%       0.08%      0.61%
Ratios/supplemental
 data:
Net assets, end of
 period (000)             $13,369    $17,121    $14,249    $13,081    $10,138     $11,856     $9,976      $8,150     $7,264
Ratio to average net
 assets of:
 Total expenses              1.00%      1.00%      1.00%      1.00%      1.00%       1.00%      1.00%       1.00%      1.00%(1)
 Net investment income
  (loss)                     6.58%      6.78%      6.11%      7.51%      8.15%      10.01%      8.94%      10.53%     (1.00)%(1)
Portfolio turnover             57%        37%        47%        19%        38%         24%        32%         44%         1%(1)

                                                              Bond Sub-Account
                                                               VA2, VA3 & GSE
                                   -------------------------------------------------------------------------------------
                                                      Year Ended December 31,                                         From
                                                                                                                   Inception
                                                                                                                   1/29/87 to
                                      1994         1993       1992       1991       1990      1989        1988      12/31/87
                                      ----         ----       ----       ----       ----      ----        ----      --------
Net asset value, beginning of
 period                             $2.902941   $2.535693  $2.332392  $1.974705  $1.900136  $1.777482  $1.628898   $1.679498
Income from investment operations
 Net investment income               0.179454    0.222948   0.166529   0.160117   0.046477   0.100087   0.018971    0.089491
 Net realized and unrealized gain
  (loss)                            (0.372242)   0.144300   0.036772   0.197570   0.028092   0.022567   0.129613   (0.140091)
                                     --------    --------   --------   --------   --------   --------   --------    --------
  Total from investment operations  (0.192788)   0.367248   0.203301   0.357687   0.074569   0.122654   0.148584   (0.050600)
                                     --------    --------   --------   --------   --------   --------   --------    --------
Change in net asset value           (0.192788)   0.367248   0.203301   0.357687   0.074569   0.122654   0.148584   (0.050600)
                                     --------    --------   --------   --------   --------   --------   --------    --------
Net asset value, end of period      $2.710153   $2.902941  $2.535693  $2.332392  $1.974705  $1.900136  $1.777482   $1.628898
                                    =========   =========  =========  =========  =========  =========  =========   =========
Total return                            (6.64)%     14.48%      8.72%     18.11%      3.92%      6.90%      9.12%      (3.01)%
Ratios/supplemental data:
Net assets, end of period (000)       $55,852     $57,590    $26,909     $8,117     $2,839     $1,627       $704        $196
Ratio to average net assets of:
 Total expenses                          1.25%       1.25%      1.25%      1.25%      1.25%      1.25%      1.25%       1.25%(1)
 Net investment income                   6.43%       7.55%      6.54%      7.77%      8.61%     10.61%     10.46%      15.98%(1)
Portfolio turnover                         29%         17%        21%        24%        29%        23%        32%        133%(1)

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                             Total Return Sub-Account
                                                                         VA1
                                -----------------------------------------------------------------------------------------------
                                                          Year Ended December 31,                                       From
                                                                                                                      Inception
                                                                                                                     12/8/86 to
                               1994      1993        1992        1991       1990       1989       1988       1987      12/31/86
                               ----      ----        ----        ----       ----       ----       ----       ----      --------
Net asset value, beginning
 of period                  $3.081973  $2.804149   $2.559543  $1.999109   $1.909058  $1.608209  $1.587193  $1.424283  $1.446640
Income from investment
 operations
 Net investment income
  (loss)                     0.154371   0.091335    0.267746   0.214662    0.104323   0.098076   0.057566   0.040875  (0.001020)
 Net realized and
  unrealized gain (loss)    (0.227831)  0.186489   (0.023140)  0.345772   (0.014272)  0.202773  (0.036550)  0.122035  (0.021337)
                            ---------   --------    --------   --------    --------   --------  ---------   --------   --------
  Total from investment
   operations               (0.073460)  0.277824    0.244606   0.560434    0.090051   0.300849   0.021016   0.162910  (0.022357)
                            ---------   --------    --------   --------    --------   --------   --------   --------   --------
Change in net asset value   (0.073460)  0.277824    0.244606   0.560434    0.090051   0.300849   0.021016   0.162910  (0.022357)
Net asset value, end of
 period                     $3.008513  $3.081973   $2.804149  $2.559543   $1.999109  $1.909058  $1.608209  $1.587193  $1.424283
                            =========  =========   =========  =========   =========  =========  =========   ========  =========
Total return                    (2.38)%     9.91%       9.56%     28.03%       4.72%     18.71%      1.32%     11.44%     (1.55)%
Ratios/supplemental data:
Net assets, end of period
 (000)                        $60,113    $70,970     $65,683    $58,655     $45,314    $46,974    $50,026    $53,348    $24,800
Ratio to average net
 assets of:
 Total expenses                  1.00%      1.00%       1.00%      1.00%       1.00%      1.00%      1.00%      1.00%      1.00%(1)
 Net investment income
  (loss)                         5.22%      3.09%      10.15%      9.40%       4.35%      3.84%      3.18%      3.02%     (1.00)%(1)
Portfolio turnover                 10%         7%         16%        12%         10%        10%        13%         4%         0%(1)

                                                           Total Return Sub-Account
                                                                VA2, VA3 & GSE
                               --------------------------------------------------------------------------------------
                                                             Year Ended December 31,                             From
                                                                                                              Inception
                                                                                                              1/29/87 to
                                  1994       1993       1992       1991       1990       1989       1988        12/31/87
                                  ----       ----       ----       ----       ----       ----       ----       ---------
Net asset value, beginning of
 period                        $3.028790  $2.762529   $2.527829  $1.979067  $1.894604  $1.600110   $1.583050   $1.587758
Income from investment
 operations
 Net investment income          0.161671   0.094630    0.296865   0.267345   0.018215   0.045427    0.033729    0.026245
 Net realized and unrealized
  gain (loss)                  (0.242310)  0.171631   (0.062165)  0.281417   0.066248   0.249067   (0.016669)  (0.030953)
                               ---------   --------    --------   --------   --------   --------    --------    --------
  Total from investment
   operations                  (0.080639)  0.266261    0.234700   0.548762   0.084463   0.294494    0.017060   (0.004708)
                               ---------   --------    --------   --------   --------   --------    --------    --------
Change in net asset value      (0.080639)  0.266261    0.234700   0.548762   0.084463   0.294494    0.017060   (0.004708)
                               ---------   --------    --------   --------   --------   --------    --------    --------
Net asset value, end of period $2.948151  $3.028790   $2.762529  $2.527829  $1.979067  $1.894604   $1.600110   $1.583050
                               =========  =========   =========  =========  =========  =========    ========   =========
Total return                       (2.66)%     9.64%       9.28%     27.73%      4.46%     18.40%       1.08%      (0.30)%
Ratios/supplemental data:
Net assets, end of period
 (000)                          $203,011   $163,157     $84,066    $34,186    $13,914     $7,194      $5,023      $2,539
Ratio to average net assets
  of:
 Total expenses                     1.25%      1.25%       1.25%      1.25%      1.25%      1.25%       1.25%       1.25%(1)
 Net investment income              5.00%      3.18%      12.86%     12.06%      4.50%      3.76%       3.43%       5.11%(1)
Portfolio turnover                     3%         1%          2%         5%         6%        25%         20%         34%(1)

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                                  International Sub-Account
                                                   VA1                                          VA2, VA3 & GSE
                         ---------------------------------------------------------------------------------------------------------
                                                                       From                                             From
                                               Year Ended            Inception                       Year Ended      Inception
                                               December 31            5/1/90                         December 31,      5/1/90
                             1994       1993      1992       1991    12/31/90    1994      1993     1992      1991    12/31/90
                             ----       ----      ----       ----    -- -- --    ----      ----     ----      ----    --------
Net asset value,
 beginning of period      $1.279733  $0.933515 $1.081746  $0.912543 $1.000000 $1.268491 $0.927578 $1.077492 $0.911158  $1.000000
Income from investment
 operations
 Net investment income
  (loss)                   0.004536  (0.009969)(0.005027)  0.073008  0.007788  0.006920 (0.011809)(0.006121) 0.100601   0.006342
 Net realized and
  unrealized gain
  (loss)                  (0.016534)  0.356187 (0.143204)  0.096195 (0.095245)(0.022020) 0.352722 (0.143793) 0.065733  (0.095184)
                          ---------   -------- ---------   --------  -------- ---------  -------- ---------  --------  ---------
  Total from
   investment operations  (0.011998)  0.346218 (0.148231)  0.169203 (0.087457)(0.015100) 0.340913 (0.149914  0.166334  (0.088842)
                          ---------   -------- ---------   --------  -------- ---------  -------- ---------  --------  ---------
Change in net asset
 value                    (0.011998)  0.346218 (0.148231)  0.169203 (0.087457)(0.015100) 0.340913 (0.149914) 0.166334  (0.088842)
                          ---------   -------- ---------   --------  -------- ---------  -------- ---------  --------  ---------
Net asset value, end
 of period                $1.267735  $1.279733 $0.933515  $1.081746 $0.912543 $1.253391 $1.268491 $0.927578 $1.077492  $0.911158
                          =========  ========= =========  ========= ========= ========= ========= ========= =========  =========
Total return                  (0.94)%    37.09%   (13.70)%    18.54%    (8.75)%   (1.19)%   36.75%   (13.91)%    18.26%    (8.88)%
Ratios/supplemental
 data:
Net assets, end of
 period (000)                $7,512     $4,235    $1,308       $883      $447  $110,800   $50,649   $11,416    $4,702     $1,472
Ratio to average net
 assets of:
 Total expenses                1.00%      1.00%     1.00%      1.00%     1.00%(1)  1.25%     1.25%     1.25%     1.25%      1.25%(1)
 Net investment income
  (loss)                       2.04%     (1.00)%   (0.51)%     6.52%     2.81%(1)  1.94%   (1.25)%    (0.66)%     8.15%     2.24%(1)
Portfolio turnover               71%        33%       26%        29%      135%(1)     8%        6%       17%       19%        48%(1)

                                                           Balanced Sub-Account

                                                  VA1                            VA2, VA3 & GSE
                                  ----------------------------------------------------------------------
                                                              From                                 From
                                       Year Ended           Inception         Year Ended        Inception
                                       December 31,         5/1/92 to         December 31,      5/1/92 to
                                     1994          1993      12/31/92        1994       1993    12/31/92
                                     ----          ----      -- -- --        ----       ----    -- -- --
 Net asset value, beginning
  of period                        $1.168840    $1.086965   $1.000000     $1.163951  $1.085113  $1.000000
Income from investment
 operations
  Net investment income             0.037191     0.031512    0.015447      0.034914   0.034033   0.014937
  Net realized and unrealized
   gain (loss)                     (0.081661)    0.050363    0.071518     (0.082003)  0.044805   0.070176
                                   ---------     --------    --------     ---------   --------   --------
   Total from investment
    operations                     (0.044470)    0.081875    0.086965     (0.047089)  0.078838   0.085113
                                   ---------     --------    --------     ---------   --------   --------
Change in net asset value          (0.044470)    0.081875    0.086895     (0.047089)  0.078838   0.085113
                                  -----------   ----------   ---------   -----------  ---------  -------
Net asset value, end of
 period                            $1.124370    $1.168840   $1.086965     $1.116862   $1.163951  $1.085113
                                   =========    =========   =========     =========   =========  =========
Total return                         (3.80)%        7.53%       8.70%       (4.05)%       7.27%    8.51%
Ratios/supplemental data:
Net assets, end of period             $5,320       $6,547      $3,569      $146,082    $144,247  $43,122
 (000)
Ratio to average net assets
 of:
 Total expenses                        1.00%        1.00%       1.00%(1)      1.25%       1.25%    1.25%(1)
 Net investment income                 3.18%        2.63%       2.63%(1)      3.04%       2.74%    2.57%(1)
Portfolio turnover                       15%          10%         39%(1)        13%          1%       4%(1)

(1) Annualized
                       REAL ESTATE SECURITIES SUB-ACCOUNT
                        WANGER U.S. SMALL CAP SUB-ACCOUNT
                   WANGER INTERNATIONAL SMALL CAP SUB-ACCOUNT
            These Sub-accounts commenced operations as of the date of
                  this prospectus; accordingly, data for these
                       Sub-accounts is not yet available.

PERFORMANCE HISTORY

   From time to time the Account may include the performance history of any or all sub-accounts in advertisements, sales literature or reports. Performance information about each sub-account is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market sub-account, as yield of the Bond sub-account and as total return of any sub-account. For the Bond sub-account, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

   When a sub-account advertises its total return, it will usually be calculated for one year, five years, and ten years or since inception if the sub-account has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the sub-account at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable Contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

   For those sub-accounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such sub-account would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

   Below are quotations of standardized average annual total return for contracts assessing an .85% expense charge, calculated as described above.

                           Average Annual Total Return
                          For the Period Ended 12/31/94
              Commence-    1        5      10    Life of
Sub-account   ment Date  Year     Years   Years   Fund
-----------   ---------  ----     -----   -----   ----
Bond          01/01/83 (11.01)%   7.01%   8.71%   8.48%
Balanced      05/01/92  (8.53)%    N/A    N/A     2.56%
Total Return  09/01/84  (7.21)%   8.90%  11.48%  10.97%
Growth        01/01/83  (4.47)%  12.99%  15.68%  16.36%
International 05/01/90  (5.80)%    N/A    N/A     4.37%
Money Market  10/29/82  (2.23)%   3.23%   4.74%   5.27%

Annual Total Return
                         Total                           Money
Year     Bond   Balance  Return  Growth  International   Market
----     ----   -------  ------  ------  -------------   ------
1983     4.65%    N/A      N/A    31.27%      N/A        7.09%
1984     10.02%   N/A   (1.43)%    9.34%      N/A        8.91%
1985     19.12%   N/A    25.78%   33.27%      N/A        6.69%
1986     17.82%   N/A    14.26%   18.99%      N/A        5.19%
1987     (0.18)%  N/A    11.15%    5.64%      N/A        5.15%
1988     9.12%    N/A     1.08%    2.63%      N/A        6.12%
1989     6.90%    N/A    18.41%   34.51%      N/A        7.86%
1990     3.92%    N/A     4.46%    2.75%    (8.88)%      6.88%
1991     18.11%   N/A    27.73%   41.00%     18.25%      4.67%
1992     8.72%   8.51%    9.28%    8.93%   (13.91)%      2.29%
1993     14.48%  7.27%    9.64%   18.23%     36.75%      1.60%
1994     (6.64)%(4.05)% (2.66)%    0.21%    (1.19)%      2.56%

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

   Current yield for the Money Market Sub-account is based upon the income earned by the Sub-account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-account Units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Account level including the annual administrative fee.

   Yield calculations of the Money Market Sub-account used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the Sub-account during this seven day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Sub-account based on a seven day period ending December 31, 1994

Example:

Assumptions:                                                       Contracts
                                                                   assessing
                                                                 .85% expense
                                                                    charge
                                                                    ------
Value of hypothetical pre-existing account with
exactly one unit at the beginning of the period:                   1.000000
Value of the same account (excluding capital changes)
at the end of the seven day period:                                1.000798
Calculation:
 Ending account value                                              1.000798
 Less beginning account value                                      1.000000
 Net change in account value                                       0.000798
Base period return:
 (adjusted change/beginning account value)                         0.000798
Current yield = return x (365/7) =                                     4.16%
Effective yield = [(1 + return)(365/7)] -1 =                           4.24%

The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

   A sub-account's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and the Europe Australia Far East Index, and may also be compared to the performance of the other variable life accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A sub-account's performance may also be compared to that of other investment or savings vehicles.

The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

SPECIAL TERMS

   As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT: Phoenix Home Life Variable Accumulation Account.

ACCUMULATION UNIT: A standard of measurement with respect to each Sub-account used in determining the value of a Contract and the interest in the Sub-accounts prior to the commencement of annuity payments.

ACCUMULATION VALUE: The value of a Contract on or prior to its Maturity Date, equal to the sum of the products obtained by multiplying the number of Accumulation Units in each Sub-account then credited to the Contract by the appropriate Accumulation Unit Value.

ANNUITANT: The person whose life is used as the measuring life under the Contract. The primary Annuitant as shown on the Contract's Schedule Page while the primary Annuitant is living, and then the contingent Annuitant designated on the application for the Contract or as later changed by the Owner, if the contingent Annuitant is living at the death of the primary Annuitant.

ANNUITY OPTION: The provisions under which a series of annuity payments is made to the Annuitant or other payee, such as Life Annuity with Ten Years Certain. (See "Annuity Options".)

ANNUITY UNIT: A standard of measurement used in determining the amount of each variable income payment under the variable payment Annuity Options I, J, K, M and N.

CONTRACT: The deferred variable accumulation annuity contracts described in this Prospectus.

CONTRACT VALUE: Prior to the Maturity Date, the sum of the value under a Contract of all Accumulation Units held in the Sub-accounts of the Account and the value held in the Guaranteed Interest Account.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the Annuity Period that does not vary with or reflect the investment performance of any Sub-account.

THE FUNDS: The Phoenix Edge Series Fund and the Wanger Advisors Trust.

GROUP CONTRACT: The deferred variable accumulation annuity contract, offered to employers or trusts to fund tax-qualified plans for groups of participants, described in this Prospectus.

GUARANTEED INTEREST ACCOUNT (GIA): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest may also be credited, in the sole discretion of Phoenix Home Life Mutual Insurance Company.

ISSUE DATE: The date that the initial purchase payment is invested under a Contract.

MATURITY DATE: The date elected by the Owner pursuant to the Contract as of which annuity payments will commence. The election is subject to certain conditions described in "THE ANNUITY PERIOD."

MINIMUM INITIAL PURCHASE PAYMENT: The amount which must be paid when a Contract is purchased. Minimum initial purchase payments of $1,000, $25, $25, $1,000 annually and $10,000 are required for non-qualified, IRA, bank draft program, qualified plan Contracts and Contracts with a Maturity Date in the first Contract year, respectively.

MINIMUM SUBSEQUENT PAYMENT: The amount which must be paid when any subsequent payments are made, after the minimum initial purchase payment has been made (see above). The minimum subsequent payment for all Contracts is $25.

OWNER: The person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. The Owner may be the Annuitant, an employer, a trust or any other individual or entity specified in the application for the Contract. However, under Contracts used with certain tax qualified plans, the Owner must be the Annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole Owner of the Contract. If no Owner is named, the Annuitant will be the Owner.

PAYMENT UPON DEATH: The obligation of Phoenix Home Life under a Contract to make a payment on the death of the Owner or Annuitant at any time before the Maturity Date of a Contract (see "Payment Upon Death Before Maturity Date") or after the Maturity Date of a Contract (see "Payment Upon Death After Maturity Date").

PHOENIX HOME LIFE: Phoenix Home Life Mutual Insurance Company.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amount after the first payment is made, in accordance with the investment experience of the selected Sub-accounts.

VARIABLE PRODUCTS OPERATIONS: The Variable Products Operations Division of Phoenix Home Life Mutual Insurance Company.

SUMMARY

   The individual deferred accumulation annuity contracts ("Contracts") described in this Prospectus present a dynamic concept in retirement planning designed to give you maximum flexibility in attaining your investment goals. There are no deductions from your purchase payments so that your entire payment is put to work in the investment portfolio(s) of your choice. Currently, the Phoenix Home Life Variable Accumulation Account ("Account") consists of several Sub-accounts, which invest their assets exclusively in specified

Series of The Phoenix Edge Series Fund and the Wanger Advisors Trust (the "Funds"). Each Series has a distinct investment objective. You choose the Sub-account or Sub-accounts you wish to invest in among the available Sub-accounts and/or the Guaranteed Interest Account when you make your purchase payments under the Contracts. You may also transfer amounts held under the Contracts among the available Sub-accounts and/or the Guaranteed Interest Account. When the accumulation period ends, the then Contract Value will be applied to furnish a Variable Payment Annuity unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will, thereafter, be fixed and guaranteed by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life").

   The Contracts are eligible for purchase as non-tax qualified retirement plans by individuals. The Contracts are also eligible for use in connection with (1) pension or profit-sharing plans qualified under the Self-Employed Individuals Tax Retirement Act of 1962, known as "HR 10" or "Keogh" plans, (2) pension or profit-sharing plans qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), known as "corporate plans," (3) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations (TSA),
(4) individual retirement account plans satisfying the requirements of Section 408 of the Code (IRA), and (5) government plans and deferred compensation plans maintained by a state or political subdivision thereof under Section 457 of the Code. These plans are sometimes referred to in this Prospectus as "tax qualified plans."

How are payments made under the Contracts?

   A Contract Owner may make payments at any time until the Maturity Date selected by the Owner pursuant to the terms of the Contract. The payments purchase Accumulation Units of the Sub-account(s) and/or are deposited in the Guaranteed Interest Account, as chosen by the Owner. (See "PURCHASE OF CONTRACTS" and "THE ACCUMULATION PERIOD".)

Is there a guaranteed option?

    Yes. A Contract Owner may elect to have payments allocated to the Guaranteed Interest Account. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix Home Life may also, in its sole discretion, credit excess interest. (See Appendix A.)

What are the investment objectives of the Series?

The Phoenix Edge Series Fund

   The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities.

   The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series will invest exclusively in high quality money market instruments.

   The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series will invest principally in common stocks of corporations believed by management to offer growth potential.

   The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Total Return Series will invest in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total rate of return.

   The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions.

   The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

   The investment objective of the Real Estate Securities ("Real Estate") Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

Wanger Advisors Trust

     The investment objective of the Wanger U. S. Small Cap Series ("U. S. Small Cap Series") is to provide long-term growth. The U. S. Small Cap Series will invest primarily in securities of U. S. Companies with total common stock market capitalization of less than $1 billion.

   The investment objective of the Wanger International Small Cap Series ("International Small Cap Series") is to provide long-term growth. The International Small Cap Series will invest in securities of non-U.S. companies with total stock market capitalization of less than $1 billion.

   For additional information concerning the Funds, see the accompanying Fund Prospectuses, which should be read carefully before investing.

What sales costs are charged to purchase payments under the Contracts?

   No deductions are made from purchase payments. A deduction for sales charges may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. However, no deduction for sales charges will be taken after the Annuity Period has begun, unless unscheduled withdrawals are made under Annuity Options K or L. If a sales charge is imposed, it is imposed on a first-in, first-out basis.

   If a withdrawal or surrender is made during the first year that a Contract is in existence, a sales charge will apply to the total amount that is withdrawn. After the first year, and prior to the Maturity Date, 10% of the value of the Contract at the last anniver-sary may be withdrawn each year free of sales charge. A deduction for sales charges expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount is as follows:

Age of Deposit in
Complete Years:     0  1   2  3   4   5  6  and over

Sales Charge to
be Applied:         6% 5%  4% 3%  2%  1% 0%

   In the event that the Annuitant dies before the date that annuity payments will commence, no sales charge will be imposed.

   The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments (see "Sales Charges").

What fees are charged to the Account?

   There are mortality and expense risk fees and annual administrative fees assessed against the Account. The mortality risk fee is 0.40% and the expense risk fee is 0.85%. For certain contracts issued prior to March 11, 1993, the expense risk fee is 0.60%. (See the Contract's Schedule Pages).

   The mortality and expense risk fees are deducted from the aggregate average daily accumulated values of the Sub-accounts but are not deducted from values held in the Guaranteed Interest Account.



   The Annual Administrative Charge is generally $35 and is deducted each year (or any part thereof) under each Contract. A reduced Annual Administrative Charge may apply to Contracts issued after September 1, 1994. This charge is deducted on the Contract Anniversary Date from each Sub-account and/or the Guaranteed Interest Account on a pro-rata basis, and is not subject to increase, but may be subject to decrease.


Are there any other charges or deductions?

   In most states, premium taxes are imposed when a Contract is annuitized rather than when premium payments are made by the Contract Owner. Phoenix Home Life will reimburse itself on the date of a partial withdrawal, surrender of the Contract, Maturity Date, or payment of death proceeds (see "Premium Tax"). For a more complete description of the fees chargeable to the Account, see "DEDUCTIONS AND CHARGES".

   In addition, certain charges are deducted from the assets of the Funds. For investment management services, each Series of a Fund pays the investment manager a separate monthly fee calculated on the basis of its average daily net assets during the year.

   Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International Series will pay up to .40%; the Real Estate Series will pay up to .25%; the U.S. Small Cap Series will pay up to
 .17%; and the International Small Cap Series will pay up to .27% of its total net assets.

What are the minimum initial and subsequent purchase payments?

   For non-tax qualified plans, the following minimum purchase payments apply (unless investments are made pursuant to a bank draft investment program):

   Initial minimum per Contract:                         $1,000
   Subsequent minimum per Contract:                      $   25

   For Contracts issued in connection with Individual Retirement Accounts or pursuant to a bank draft investment program, the following minimum purchase payments apply:

   Initial minimum per Contract:                           $ 25
   Subsequent minimum per Contract:                        $ 25

   For Contracts issued specifying a Maturity Date in the first Contract year, the following minimum purchase payments apply:

   Initial minimum per Contract:                          $10,000
   Subsequent minimum per Contract:                          $ 25

   For contracts issued under tax-qualified or employer sponsored plans other than individual retirement accounts, a minimum annual premium of $1,000 must be paid.

May I allocate my purchase payments among available options?

   Yes. You may choose the amount of each purchase payment to be directed to each Sub-account and/or to the Guaranteed Interest Account, provided that the minimum initial purchase payment requirements have been met (see "PURCHASE OF CONTRACTS").

May I transfer amounts allocated to a Sub-account or the Guaranteed Interest Account?

   Yes. You may transfer some or all of the Contract Value among one or more available Sub-accounts and/or the Guaranteed Interest Account provided that the minimum initial purchase payment requirements have been met. Also, if elected, the Temporary Money Market Allocation Amendment provides that no transfers may be made until the termination of the Free Look Period. Phoenix Home Life may limit the number of transfers allowed during a Contract year, but in no event will the limit be less than six transfers per year (see "Transfers"). However, there are additional restrictions on transfers from the Guaranteed Interest Account as described in Appendix A.

Does the Contract provide for payment upon death?

   The Contract provides that if the Owner and the Annuitant are the same and the Owner/Annuitant dies before annuity payments begin and there is no surviving joint Owner, payment to the Owner/Annuitant's beneficiary will be made and no surrender charge will be imposed. The Contract also provides for payment upon death after the Contract Maturity Date (see "Payment Upon Death Before Maturity Date" and "Payment Upon Death After Maturity Date").

Is there a short-term cancellation right?

   An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. The Owner may receive more or less than the initial payment depending on investment experience within the Sub-account during the 10-day period, unless the Contract is issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded (see "Free Look Period").

How will the annuity payments be determined on the maturing of a Contract?

   The Owner and Annuitant bear the risk of the investment performance during the Accumulation Period unless the Guaranteed Interest Account is selected. Once annuity payments commence, investment in the Account will continue and the Owner and Annuitant will continue to bear the risk of investment unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will be fixed, and guaranteed by the general assets of Phoenix Home Life. The fixed payment schedule is a part of the Contract and the Owner may also be given the opportunity to choose another annuity option available from Phoenix Home Life at the maturity of the Contract. If the current practice settlement rates in effect for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current rates shall be applied (see "The Annuity Period").

Can money be withdrawn from the Contract?

   If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. Certain limitations apply to Contracts held under 403(b) plans (see "Qualified Plans; Tax-Sheltered Annuities"). There may be a penalty tax assessed in connection with withdrawals (see "FEDERAL INCOME TAXES").

Can the Contract lapse?

   If on any Valuation Date the total Contract Value equals zero, the Contract will immediately terminate and lapse without value.

   The foregoing summary information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE VARIABLE ACCUMULATION ANNUITY

   The individual deferred variable accumulation annuity contract (the "Contract") issued by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") may be significantly different from a fixed annuity contract in that, unless the Guaranteed Interest Account is selected, it is the Owner and Annuitant under a Contract who assume the risk of investment gain or loss rather than Phoenix Home Life. To the extent that payments are not allocated to the Guaranteed Interest Account, the amounts which will be available for annuity payments under a Contract will depend on the investment performance of the amounts allocated to the Sub-accounts of the Phoenix Home Life Variable Accumulation Account (the "Account"). Upon the maturity of a Contract, the amounts held under a Contract will continue to be invested in the Account and monthly annuity payments will vary in accordance with the investment experience of the selected Sub-accounts. However, a fixed annuity may be elected, in which case Phoenix Home Life will guarantee specified monthly annuity payments.


   The Owner selects the investment objective of each Contract on a continuing basis by directing the allocation of purchase payments and accumulated value among the Guaranteed Interest Account or the Bond Sub-account, Money Market Sub-account, Growth Sub-account, Total Return Sub-account, International Sub-account, Balanced Sub-account, Real Estate Sub-account, Wanger U.S. Small Cap Sub-account and the Wanger International Small Cap Sub-account.

PHOENIX HOME LIFE AND THE VARIABLE
ACCUMULATION ACCOUNT

   Phoenix Home Life is a mutual life insurance company originally chartered in Connecticut in 1851. Its Executive Office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix Home Life is the nation's 13th largest mutual life insurance company and has admitted assets of approximately $12 billion. Phoenix Home Life sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

   On June 21, 1982, Phoenix Home Life established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the Act. Registration under the Act does not involve supervision of the management or investment practices or policies of the Account or Phoenix Home Life.

   On July 1, 1992, the Account's domicile was transferred to New York.

   Under New York law, all income, gains or losses of the Account, whether realized or not, must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of Phoenix Home Life. The assets of the Account may not be charged with liabilities arising out of any other business that Phoenix Home Life may conduct. Obligations under the Contracts are obligations of Phoenix Home Life.

   Contributions to the Guaranteed Interest Account are not invested in the Account; rather, they become part of the general account of Phoenix Home Life (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix Home Life and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the Guaranteed Interest Account, see Appendix A.

THE PHOENIX EDGE SERIES FUND


Certain Sub-accounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The investment adviser of all of the Series (except Real Estate) is Phoenix Investment Counsel, Inc. ("PIC"). The investment adviser of the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). The fundamental investment objective of each of the Series of the Fund is as follows:

   (1) Bond Series: The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

   (2) Money Market Series: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series will invest exclusively in high quality money market instruments.

   (3) Growth Series: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series will invest principally in common stocks of corporations believed by management to offer growth potential.

   (4) Total Return Series: The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Total Return Series will invest in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total rate of return.

   (5) International Series: The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

   (6) Balanced Series: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

   (7) Real Estate Series: The investment objective of the Real Estate Securities Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

WANGER ADVISORS TRUST

   The investment adviser of the U.S. Small Cap and International Small Cap Series is Wanger Asset Management, L.P. ("WAM"). The fundamental investment objective of each of the Series is as follows:

   (1) U.S. Small Cap Series: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series will invest primarily in securities of U.S. Companies with a total common stock market capitalization of less than $1 billion.

   (2) International Small Cap Series: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series will invest primarily in securities of non-U.S. companies with a total common stock market capitalization of less than $1 billion.

   Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.

   Shares of the Funds may be sold to other separate accounts of Phoenix Home Life or its affiliates or of other insurance companies funding variable annuity or variable life insurance contracts. It is conceivable that it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Phoenix Home Life nor the Funds currently foresees any such disadvantages either to variable annuity Contract Owners or to variable life insurance policyowners, the Funds' Trustees intend to monitor events in order to identify any material conflict between variable annuity Contract Owners and variable life insurance policyowners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of a Fund, or
(4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity Contract Owners.

   For additional information concerning the Funds and their Series, please see the accompanying Prospectuses, which should be read carefully before investing.

PURCHASE OF CONTRACTS

   The minimum initial purchase payment for each Contract purchased is $1,000. However, for contracts purchased in connection with Individual Retirement Accounts (IRAs), the minimum initial purchase payment is $25 and for contracts purchased in connection with tax-qualified or employer sponsored plans, a minimum annual payment of $1,000 is required. For Contracts with a Maturity Date in the first Contract year, the minimum initial purchase payment is $10,000. In addition, a Contract Owner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Sub-account or in the Guaranteed Interest Account. The amount the Contract Owner designates will be automatically invested on the date the bank draws on his account. If this "check-o-matic" privilege is elected, the minimum initial purchase payment is $25. This payment must accompany the application. Each subsequent purchase payment under a Contract must be at least $25.

   Generally, a Contract may not be purchased with respect to a proposed Annuitant who is eighty years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without the permission of Phoenix Home Life. While the Annuitant is living and the Contract is in force, purchase payments may be resumed at any time before the Maturity Date of a Contract.

   Purchase payments received under the Contracts will be allocated to the Bond, Growth, Money Market, Total Return, International, Balanced, Real Estate, U.S. Small Cap and International Small Cap Sub-accounts, and/or to the Guaranteed Interest Account, or a combination thereof, in the proportion specified in the application for the Contract or as indicated by the Owner from time to time. Changes in the allocation of purchase payments will be effective as of receipt by Variable Products Operations by notice of election in a form satisfactory to Phoenix Home Life and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by the Contract Owner.

DEDUCTIONS AND CHARGES

Premium Tax

   Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the status of Phoenix Home Life within those states and the insurance tax laws of those states. Phoenix Home Life will pay any premium tax due and will only reimburse itself upon the earlier of partial withdrawal, surrender of the Contract, the Maturity Date or payment of death proceeds. For a list of states and premium taxes, see Appendix B to this Prospectus.

Sales Charges

   A deduction for sales charges (also referred to in this Prospectus as surrender charges) for these Contracts may be taken from proceeds of withdrawals from, or complete surrender of, the Contracts if assets are not held under the Contract for a certain period of time (see chart below). No sales charge will be taken after the Annuity Period has begun except with respect to unscheduled withdrawals under Options K or L below (see "Annuity Options"). Any sales charge is imposed on a first-in, first-out basis.

   With respect to withdrawals or surrenders, during the first year a Contract is in existence, the deduction applies against the total amount withdrawn. After the first anniversary of the Contract, and prior to the Maturity Date, a withdrawal of up to 10% of the amount held under a Contract as of the previous Contract anniversary may be made each year without imposition of a sales charge. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 10% allowable amount, is as follows:

Age of Deposit                        Contingent
      in                            Deferred Sales
Complete Years                        Charge as a
 from Payment                        Percentage of
   Date Unit                            Amount
 Released was                          Withdrawn
   Credited
----------------                    ----------------
     0                                    6%
     1                                    5%
     2                                    4%
     3                                    3%
     4                                    2%
     5                                    1%
     6 and over                           0%

   In the event that the Annuitant dies before the Maturity Date of the Contract, the sales charge described in the table above will not apply.

   The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts. Sales charges imposed in connection with partial surrenders will be deducted from the Sub-accounts and the Guaranteed Interest Account on a pro-rata basis. Any distribution costs not paid for by sales charges will be paid by Phoenix Home Life from the assets of the General Account.

Charges For Mortality and Expense Risks

   While fixed annuity payments to Annuitants will reflect the investment performance of the applicable Series of the Fund during the Accumulation Period, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of Phoenix Home Life over the expense charges provided for in the Contracts. Phoenix Home Life assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses.

   In assuming the mortality risks, Phoenix Home Life agrees to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the Contract, to the Annuitant or other payee for as long as he or she may live.

   Phoenix Home Life charges each Sub-account the daily equivalent of 0.40% on an annual basis of the current value of the Sub-account's net assets for mortality risks assumed and the daily equivalent of 0.85% (0.60% for certain contracts issued prior to March 11, 1993) on an annual basis for expense risks assumed. (See the Contract's Schedule Pages). No mortality and expense risk charge is deducted from the Guaranteed Interest Account. If the percentage charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by Phoenix Home Life; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Phoenix Home Life. Any such profit may be used, as a part of Phoenix Home Life's General Account's assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any sales charges. Phoenix Home Life has concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the Contracts will benefit the Account and the Contract Owners.

Charges For Administrative Services

   Phoenix Home Life is responsible for administering the Contract. In this connection, Phoenix Home Life, among other things, maintains an account for each Owner and Annuitant, makes all disbursements of benefits, furnishes administrative and clerical services for each Contract, makes disbursements to pay obligations chargeable to the Account, maintains the accounts, records, and other documents relating to the business of the Account required by regulatory authorities, causes the maintenance of the registration and qualification of the Account under laws administered by the Securities and Exchange Commission, prepares and distributes notices and reports to Owners, and the like. Phoenix Home Life also reimburses Phoenix Equity Planning Corporation for any expenses incurred by it as "principal underwriter." All organizational expenses of the Account are paid by Phoenix Home Life.

   For these and other administrative services, Phoenix Home Life charges each Contract $35 each year. A reduced charge may apply to Contracts issued after September 1, 1994. This cost-based charge is deducted from each Sub-account and/or the Guaranteed Interest Account holding the assets of the Owner or on a pro-rata basis from two or more Sub-accounts or the Guaranteed Interest Account in relation to their values under the Contract, and is not subject to increase but may be subject to decrease. This charge is deducted on the Contract anniversary date for services rendered since the preceding Contract anniversary date. Upon surrender of a Contract, the entire annual administrative charge is deducted regardless of when the surrender occurs.

   Phoenix Home Life may reduce the sales charge or annual administrative charges for Contracts issued under group or sponsored arrangements in all states except New York. Generally, sales costs per Contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Contracts are purchased and other factors. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced sales costs expected as a result of sales to a particular group or sponsored arrangement. In addition, Phoenix Home Life may reduce the annual administrative charge under a Contract to reflect lower administrative costs.

   No sales or administrative charges will be deducted for Contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of Phoenix Home Life and their spouses; or to employees or agents who retire from Phoenix Home Life or Phoenix Equity Planning Corporation; or to registered representatives of broker/dealers with whom Phoenix Equity Planning Corporation has selling agreements, regardless as to their state of residence.

Other Charges

   As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the tables below:

                      Phoenix Investment Counsel, Inc.
                      --------------------------------
                Rate for First     Rate for Next     Rate for Excess Over
Series           $250,000,000      $250,000,000         $500,000,000
------          --------------     -------------     --------------------
Money Market        .40%               .35%                 .30%
Bond                .50%               .45%                 .40%
Balanced            .55%               .50%                 .45%
Total Return        .60%               .55%                 .50%
Growth              .70%               .65%                 .60%
International       .75%               .70%                 .65%

                     Phoenix Realty Securities, Inc.
                     -------------------------------
                                                   Rate for Excess
               Rate for First     Rate for Next         Over
Series        $1,000,000,000     $1,000,000,000      $2,000,000,000
------         --------------     -------------    ----------------
Real Estate        .75%               .70%               .65%

                         Wanger Asset Management, L.P.
                         -----------------------------
                 Rate for First     Rate for Next     Rate for Excess
                  $100,000,000      $150,000,000      Over $250,000,000
                 --------------     ------------      -----------------
U.S. Small Cap        .98%              .95%                .90%
International
Small Cap            1.27%             1.20%              1.10%

   Each Series pays a portion or all of its total operating expenses other than the management fee. The Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the International Series will pay up to .40%; the Real Estate Series will pay up to .25%; the U.S. Small Cap Series will pay up to
 .17%; and the International Small Cap Series will pay up to .27% of its total net assets.

   These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

THE ACCUMULATION PERIOD

Accumulation Units

   Initial purchase payments will be applied within two days if the application for a Contract is complete. If an incomplete application form is completed within five business days of receipt by Variable Products Operations, the initial purchase payment will be applied within two days of the completion of the application. In the event that Variable Products Operations does not accept the application within five business days or if an application is not completed within five business days of receipt by Variable Products Operations, then the purchase payment will be immediately returned. If the Guaranteed Interest Account is chosen, additional purchase payments are deposited on the date of receipt of such purchase payment at Variable Products Operations. If one or more of the Sub-accounts is chosen, additional purchase payments are applied to the purchase of Accumulation Units of the Sub-account(s) chosen, at the value of such Units next determined after the receipt of such purchase payment at Variable Products Operations. The number of Accumulation Units of a Sub-account purchased with a specific purchase payment will be determined by dividing the applied purchase payment by the value of an Accumulation Unit in that Sub-account next determined after receipt of the purchase payment. The value of the Accumulation Units of a Sub-account will vary depending upon the investment performance of the applicable Series of the Fund, the fee of the Fund's investment adviser and the charges and deductions made against the Sub-account.

Accumulation Unit Values

   At any date prior to the Maturity Date of the Contract, the total value of the Accumulation Units in a Sub-account which has been credited under a Contract can be computed by multiplying the number of such Units by the appropriate value of an Accumulation

Unit in effect for such date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units in each Sub-account credited under each Contract and their current value will be reported to the Owner at least annually.

Transfers

   A Contract Owner may, at any time but no later than 30 days prior to the Maturity Date of a Contract, elect to transfer all or any part of the Contract Value among one or more Sub-accounts or the Guaranteed Interest Account. Any such transfer from a Sub-account will result in the redemption of Accumulation Units and, if another Sub-account is selected, in the purchase of Accumulation Units on the basis of the respective values next determined after the receipt by Variable Products Operations of written notice of election in a form satisfactory to Phoenix Home Life. A transfer among Sub-accounts or the Guaranteed Interest Account does not automatically change the payment allocation schedule of a contract.

   A Contract Owner may also request transfers and changes in payment allocations among available Sub-accounts or the Guaranteed Interest Account by calling 800-447-4312 between the hours of 8:30 A.M. and 4:00 P.M. Eastern Time. Unless the Contract Owner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on behalf of the Contract Owner from his or her registered representative. Telephone transfer instructions and change in payment allocation instructions will be recorded on tape; however, Phoenix Home Life will not be able to verify the authenticity of any order received and will not be liable for any loss incurred as a result of acting upon telephone transfer or change in payment allocation instructions unless such loss results from the erroneous processing of a telephone instruction. The staff of the SEC is currently examining the propriety of such exculpatory policies. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases a Contract Owner should submit a written request.

   A Contract Owner may also elect to transfer funds automatically among the Sub-accounts or the Guaranteed Interest Account on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Contract Owner must have an initial value of $2,000 in the Guaranteed Interest Account or the Sub-account that funds will be transferred from, and if the value in that Sub-account or the Guaranteed Interest Account drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sub-Account or the Guaranteed Interest Account, but may be allocated to multiple Sub-accounts. Under the Systematic Transfer Program, Contract Owners may make more than one transfer of approximately equal amounts per Contract year from the Guaranteed Interest Account over a minimum 18 month period.

   All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month rather than on the basis of the respective values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

   Unless Phoenix Home Life agrees otherwise or the Systematic Transfer Program has been elected, a Contract Owner may make only one transfer per Contract year from the Guaranteed Interest Account. Non-systematic transfers from the Guaranteed Interest Account will be effectuated on the date of receipt by Variable Products Operations except as otherwise may be requested by the Contract Owner. For non-systematic transfers, the amount that may be transferred from the Guaranteed Interest Account at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the Guaranteed Interest Account at the time of transfer.

   Phoenix Home Life reserves the right not to accept batched transfer instructions from registered representatives acting under powers of attorney for multiple Contract Owners unless the registered representative's broker-dealer firm and Phoenix Home Life have entered into a third party transfer service agreement.

   No sales charge will be assessed when a transfer is made. The date a payment was credited for the purpose of calculating the sales charge will remain the same notwithstanding the transfer. Currently, there is no charge for transfers; however, the Account reserves the right to charge a transfer fee of $10.00 per transfer after the first two in each Contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, the Account reserves the right to limit the number of transfers made during each Contract year a Contract is in existence. When the temporary Money Market Allocation Amendment has been elected, no transfers may be made until the end of the free look period (See "Free Look Period"). However, Contract Owners will be permitted at least six transfers during each Contract year. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT AS DESCRIBED ABOVE AND IN APPENDIX A.

Surrender of Contract; Partial Withdrawals

   If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. After the Contract has been owned for one year, and prior to the Maturity Date, the Contract Owner may withdraw up to 10% of the Contract Value (as of the previous Contract anniversary) annually, either in a single sum or in equal monthly payments by sending a signed written request for withdrawal to Variable Products Operations. If the Contract Owner has not yet reached age 59 1/2, a 10% penalty tax will apply on taxable income withdrawn (see "Federal Income Taxes"). The appropriate number of Accumulation Units of a Sub-account will be redeemed at their value next determined after the receipt by Variable Products Operations of a written notice in a form satisfactory to Phoenix Home Life. Unless the Owner designates otherwise, Accumulation Units redeemed in a partial withdrawal will be redeemed in each Sub-account in the same proportion as the value of the Accumulation Units of the Contract is then allocated among the Sub-accounts. Also, Contract Values in the Guaranteed Interest Account will be withdrawn in a partial withdrawal in the same proportion as the Contract Value is then allocated to the Guaranteed Interest Account, unless the Owner designates otherwise. The redemption value of Accumulation Units may be more or less than the purchase payments applied under the Contract to purchase the Accumulation Units, depending upon the investment performance in each Sub-account. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances (see "Deferment of Payment"). There may be adverse tax consequences to certain surrenders and partial withdrawals (see "Surrenders or Withdrawals Prior to the Contract Maturity Date"). Certain restrictions on redemptions are imposed on Contracts used in connection with Internal Revenue Code Section 403(b) plans (see "Qualified Plans"; "Tax-Sheltered Annuities"). A deduction for sales charges may be imposed on partial withdrawals from, and complete surrender of, a Contract (see "Sales Charges"). Any sales charge is imposed on a first-in, first-out basis.

   Any request for a withdrawal from, or complete surrender of, a Contract should be mailed to Variable Products Operations, Phoenix Home Life Mutual Insurance Company, 101 Munson Street, PO Box 942, Greenfield, Massachusetts 01302-0942.

Lapse of Contract

   If on any Valuation Date the Contract Value is zero, the Contract will immediately terminate and lapse without value. Within 30 days after this Valuation Date, Phoenix Home Life will notify the Contract Owner in writing that the Contract has lapsed.

Payment Upon Death Before Maturity Date

   If the Owner is the Annuitant and dies before the Contract Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no Contingent Annuitant, the death benefit will be paid under the Contract to the Owner/Annuitant's beneficiary. If the Owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no contingent Annuitant, the death benefit will be paid to the Annuitant's beneficiary. The death benefit is calculated according to the following method. If the death occurred during the first 6 years following the Contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made under the Contract less any prior partial withdrawals (see "Surrender of Contract; Partial Withdrawals"); or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at Variable Products Operations. If the death occurred during any subsequent 6 year period, this payment would be equal to the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding 6 year period, plus any purchase payments made and less any partial withdrawals since such date, or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at Variable Products Operations.

   If the Owner and the Annuitant are not the same and the Owner dies prior to the Maturity Date and there is no surviving joint Owner, upon receipt of due proof of death, Phoenix Home Life will fully surrender the Contract and pay the Cash Surrender Value (Contract Value less any applicable sales charge) to the Owner's beneficiary (see "Sales Charges").

   Payments will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement had been elected by the Owner. If an optional method of settlement had not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election (see "Sales Charges"). Notwithstanding the foregoing, if the amount to be paid is less than $2,000, it will be paid in a single sum (see "Annuity Options"). Depending upon state law, the payment to the beneficiary may avoid probate.

GROUP CONTRACTS

   Contracts may be purchased by employers (or trusts) to fund tax-qualified pension or profit-sharing plans such as defined contribution and defined benefit plans ("Group Contracts"). Group Contracts may be purchased on an "allocated" or "unallocated" basis. In most respects the Group Contracts are the same as the Contracts purchased on an individual basis described elsewhere in this Prospectus; however, there are certain differences as described in this section. Phoenix Home Life may limit the payments made under a Group Contract to $1,000,000 and reserves the right to terminate a Group Contract after 20 years.


   The Guaranteed Interest Account (`GIA') and all of the Series of The Phoenix Edge Series Fund are available for investment. The Wanger Advisors Trust will be available for investment under Group Contracts after January 1, 1996.


Allocated Group Contracts

   Under an allocated Group Contract, the Contract Owner is the trust to whom the Contract is issued. However, individual participant accounts are maintained and the Contract Owner passes on certain rights to the plan participants such as the right to choose Sub-accounts, and transfer amounts between Sub-accounts.


   Under an allocated Group Contract, a minimum initial purchase payment of $25 per participant account is required. Subsequent payments per participant account must be at least $25 and must total at least $300 per Contract year. The annual administrative service charge under an allocated Group Contract is currently $15 per participant account; it is guaranteed not to exceed $30. If amounts are withdrawn within a certain number of years after deposit, a sales charge will apply as described with respect to individual Contracts on page 15, unless the withdrawal is for payment of a plan benefit upon a plan participant's death, disability, demonstration of financial hardship, or termination of employment or retirement (provided the Group Contract participant account has been maintained for at least five years or the participant is age 55 or older), or for the purchase of another annuity contract or election of a Life Expectancy Distribution option from Phoenix Home Life. A sales charge will apply to all other withdrawals within a certain number of years after deposit as described on page 15; there is no 10% free withdrawal privilege under allocated Group Contracts.


   Upon the death of a participant, a death benefit will be paid to the Contract Owner. The Contract Owner may then distribute the death benefit in accordance with the terms of the plan. If the death occurred during the first 6 years following the Contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made by the participant less any prior withdrawals or (b) the participant's accumulated value under the Contract. If the death occurred during any subsequent 6 year period, this payment would equal the greater of: (a) the death benefit that would have been pay-able at the end of the immediately preceding 6 year period, plus any purchase payments made and less any partial withdrawals since such date or (b) the participant's accumulated value under the Contract.


   Loans and hardship withdrawals will be available under Internal Revenue Code of 1986 Section 401(k) plans after January 1, 1996. If the plan permits loans, a partial withdrawal from the participant's account value may be requested. The partial withdrawal for the loan must be at least $1,000 and the participant's remaining account value must be at least $2,000. A contingent deferred sales charge will not apply to such a partial withdrawal. A $125 administrative charge per partial withdrawal will apply and this amount may be increased in the future. Loan repayments, including any interest, will be allocated to the participant's Sub-accounts in the same proportion as new payments.


Unallocated Group Contracts

   Under an unallocated Group Contract, the Contract Owner is the trust to whom the Contract is issued. The Contract Owner exercises all rights under the Contract on behalf of plan participants; no participant accounts are maintained under the Contract.

   Under an unallocated Group Contract, a minimum initial purchase payment of $5,000 is required and subsequent payments must also be at least $5,000. The annual administrative service charge under an unallocated Group Contract is currently $300; it is guaranteed not to exceed $500.

   If amounts are withdrawn in the early Contract years, a sales charge may apply unless the withdrawal is for the payment of a plan benefit related to the death or disability of a plan participant or the purchase of another annuity contract or Life Expectancy Distribution option from Phoenix Home Life. A deduction for a sales charge for an unallocated Group Contract may be taken from the proceeds of a withdrawal from, or complete surrender of, the Contract if the withdrawal is not related to the payment of a plan benefit or the purchase of an annuity as described above and the Contract has not been held for a certain period of time (see chart below). However, withdrawals of up to 15% of the payments made under a Contract in the first Contract year and up to 15% of the Contract Value as of the previous Contract anniversary may be made each year without imposition of a sales charge for payment of plan benefits related to termination of employment or retirement. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 15% allowable amount, is as follows:

                     Contingent Deferred Sales Charge
Contract Year      as a Percentage of Amount Withdrawn
-------------      -----------------------------------
    0                           6%
    1                           6%
    2                           6%
    3                           6%
    4                           6%
    5                           5%
    6                           4%
    7                           3%
    8                           2%
    9                           1%
10 and over                     0%

   The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts.

   Upon the death of a participant, a death benefit will be paid to the Contract Owner. The Contract Owner may then distribute the death benefit in accordance with the terms of the plan.

THE ANNUITY PERIOD

Variable Accumulation Annuity Contracts

   Annuity payments will commence on the Contract's Maturity Date if the Annuitant is then living and the Contract is then in force. On the Maturity Date and thereafter, investment in the Account is continued unless a Fixed Payment Annuity is elected. No sales charge is taken. Each Contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with Ten Year Period Certain unless a different annuity option is elected by the Owner (see "Annuity Options"). Under a Variable Payment Life Annuity with Ten Year Period Certain, annuity payments, which may vary in amount based on the performance of the Sub-account selected, are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the Maturity Date, the beneficiary will be paid the payments remaining in the ten-year period. A different form of annuity may be elected by the Owner prior to the Maturity Date. Once annuity payments have commenced, the Annuity Option may not be changed.

   If the amount to be applied on the Maturity Date is less than $2,000, Phoenix Home Life may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, Phoenix Home Life may also make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, make periodic payments quarterly, semi-annually or annually in place of monthly payments.

   Each Contract specifies a provisional Maturity Date at the time of its issuance. The Owner may subsequently elect a different Maturity Date. The Maturity Date shall not be earlier than the first Contract anniversary unless a variable payment option is elected (Options I, J, K, L, M or N), or later than the Contract anniversary nearest the Annuitant's eighty-fifth birthday unless the Contract is issued in connection with certain qualified plans.

   The Maturity Date election shall be made by written notice and must be received by Variable Products Operations thirty days before the provisional Maturity Date. If a Maturity Date, which is different from the provisional Maturity Date of the Contract, is not elected by the Owner, the provisional Maturity Date becomes the Maturity Date. Particular care should be taken in electing the Maturity Date of a Contract issued under a Tax-Sheltered Annuity, a Keogh Plan or an Individual Retirement Account (IRA) plan. (See "Tax-Sheltered Annuities", "Keogh Plans" and "Individual Retirement Accounts".)

Annuity Options

   Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a Contract on the Maturity Date will automatically be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the Annuitant under Option I described below. Any annuity payments fall-ing due after the death of the Annuitant during the period certain will be paid to the Annuitant's beneficiary. Each annuity payment will be based upon the value of the Annuity Units credited to the Contract. The number of Annuity Units in each Sub-account to be credited is based on the value of the Accumulation Units in that Sub-account and the applicable annuity purchase rate. The purchase rate differs according to the payment option selected and the age of the Annuitant. The value of the Annuity Units will vary with the investment performance of each Sub-account to which Annuity Units are credited based on an assumed investment return of 41/2% per year. This rate is a fulcrum rate around which Variable Annuity payments will vary to reflect whether actual investment experience of the Sub-account is better or worse than the assumed investment return. The assumed investment rate and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the Contract and in the Statement of Additional Information.

   In lieu of the 10-year period certain variable payment life annuity (see "Option I -- Variable Payment Life Annuity with Ten Year Period Certain"), the Owner may, by written request received by Variable Products Operations on or before the Maturity Date of the Contract, elect any of the other annuity payment options described below. If the Maturity Date occurs in the first Contract year, only Options I, J, K, L, M or N may be elected. No surrender charge will be assessed under any annuity option unless unscheduled withdrawals are made under Annuity Options K or L.

   The level of annuity payments payable under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin, the form of annuity, annuity purchase rates, assumed investment return (for variable payment annuities), and the frequency of payments.

   Phoenix Home Life deducts a daily charge for mortality and expense risks from Contract Values held in the Sub-accounts (see "Charges For Mortality and Expense Risks"). Therefore, electing Option K will result in a deduction being made even though Phoenix Home Life assumes no mortality risk under that option.

 Option A -- Life Annuity with Specified Period Certain

   Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a ten year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10, or 20 years.

 Option B -- Non-Refund Life Annuity

   Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant.

 Option C -- Discontinued

 Option D -- Joint and Survivor Life Annuity

   Provides a monthly income for the lifetimes of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue to the survivor. The amount to be continued to the survivor may be 100% or 50% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the survivor annuitant.

   Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

 Option E -- Installment Refund Life Annuity

   Provides a monthly income for the life of the Annuitant. In the event of the Annuitant's death, the annuity income will continue to the named beneficiary until the amount applied to purchase the annuity has been distributed.

 Option F -- Joint and Survivor Life Annuity with Specified
 Period Certain

   Provides a monthly income for the lifetime of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue to the survivor. If the survivor dies prior to the end of the elected period certain, the annuity income will continue to the named beneficiary until the end of the elected period certain. For example, a ten year period certain will provide a total of 120 monthly payments. A period certain of either 10 or 20 years may be chosen.

   Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

 Option G -- Payments For Specified Period

   Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

 Option H -- Payments of Specified Amount

   Provides equal installments of a specified amount over a period of at least 5 years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the named beneficiary until the end of the elected period certain.

 Option I -- Variable Payment Life Annuity With Ten
 Year Period Certain

   Unless another annuity option has been elected, this option will automatically apply to any Contract proceeds payable on the Maturity Date. It provides a variable payout monthly annuity based on the life of the Annuitant. In the event of the death of the Annuitant, the annuity payments are made to the beneficiary until the end of the ten year period. The ten year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the Sub-accounts to which proceeds are applied.

 Option J -- Joint Survivor Variable Payment Life Annuity
 With Ten Year Period Certain

   Provides a variable payout monthly annuity while the Annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a ten year period certain. Payments will vary as to dollar amount, based on the investment experience of the Sub-accounts to which proceeds are applied. Under Option J, the joint annuitant must be named at the time the option is selected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

 Option K -- Variable Payment Annuity for a Specified Period

   Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the Contract may not extend beyond the life expectancy of such beneficiary. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value (less any applicable contingent deferred sales charge) at any time under Option K.

 Option L -- Variable Payment Life Expectancy Annuity

   Provides a variable payout monthly income payable over the Annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint annuitant. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value at anytime under Option L. Upon the death of the Annuitant (and joint annuitant, if there is a joint annuitant), the remaining Contract Value (less any applicable contingent deferred sales charge) will be paid in a lump sum to the Annuitant's beneficiary.

 Option M -- Unit Refund Variable Payment Life Annuity

   Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the Annuitant's beneficiary will receive the value of the remaining Annuity Units in a lump sum.

 Option N -- Variable Payment Non-Refund Life Annuity

   Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant.

 Other Options and Rates

   Phoenix Home Life may offer other annuity options at the Maturity Date of a Contract. In addition, in the event that current settlement rates for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

 Other Conditions

   Federal income tax requirements currently applicable to Keogh and Individual Retirement Account plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

   Federal income tax requirements also provide that participants in qualified plans or IRAs must begin minimum distributions by April 1 of the year following the one in which they attain age 70 1/2. The distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions
(LEDs). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

   Under an LED, if a distribution is required in the first Contract year, the amount of the distribution will be subtracted from the first year payments. In subsequent Contract years, under the LED program, amounts up to the required minimum distribution may be withdrawn without a deduction for sales charges, even if the minimum distribution exceeds the 10% allowable amount (see "Sales Charges"). In any Contract year, any amounts withdrawn that have not been held under a Contract for at least six years and are in excess of the greater of the minimum distribution and the 10% free available amount will be subject to any applicable sales charge.

   If the initial monthly annuity payment under an Annuity Option would be less than $20, Phoenix Home Life may make a single sum payment equal to the Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, may make periodic payments quarterly, semi-annually or annually in place of monthly payments.

Payment Upon Death After Maturity Date

   If an Owner who is also the Annuitant dies on or after the Maturity Date, except as may otherwise be provided under any supplementary contract between the Owner and Phoenix Home Life, Phoenix Home Life will pay to the Owner/Annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the Annuitant's death. If the Annuitant who is not the Owner dies on or after the Maturity Date, Phoenix Home Life will pay any remaining annuity payments to the Annuitant's beneficiary according to the payment option in effect at the time of the Annuitant's death. If an Owner who is not the Annuitant dies on or after the Maturity Date, Phoenix Home Life will pay any remaining annuity payments to the Owner's beneficiary according to the payment option in effect at the time of the Owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES

Valuation Date -- A Valuation Date is every day the New York Stock Exchange is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

Valuation Period -- A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Accumulation Unit Value -- The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Sub-account. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

Net Investment Factor --The Net Investment Factor for any Valuation Period is equal to 1.000000 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.000000. To determine the net investment rate for any Valuation Period for the funds allocated to each Sub-account, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the Sub-account for such Valuation Period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the Valuation Period for mortality and expense risk charges (see "Charges For Mortality and Expense Risks") and (c) the results of (a) as adjusted by (b) are divided by the aggregate Unit Values in the Sub-account at the beginning of the Valuation Period.

MISCELLANEOUS PROVISIONS

Assignment
   Owners of Contracts issued in connection with non-tax qualified plans may assign their interest in the Contract without the consent of the beneficiary. A written notice of such assignment must be filed with Variable Products Operations before it will be honored.

   A pledge or assignment of a Contract is treated as payment received on account of a partial surrender of a Contract (See "Surrenders or Withdrawals Prior to the Contract Maturity Date").

   In order to qualify for favorable tax treatment, Contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than Phoenix Home Life.

Deferment of Payment

   Payment of the Contract Value in a single sum upon a withdrawal from, or complete surrender of, a Contract will ordinarily be made within seven days after receipt of the written request by Variable Products Operations. However, payment of the value of any Accumulation Units may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in the Fund is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a governmental body having jurisdiction by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

Free Look Period

   Phoenix Home Life may mail the Contract to the Owner or it may be delivered in person. An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. (A longer free look period may be provided in the Contract Owner's State.) The Owner may receive more or less than the initial payment depending on investment experience within the Sub-account during the free look period, unless the Contract was issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment will be refunded.

   If the Contract Owner elected on the application to have the Temporary Money Market Allocation Amendment issued with the Contract, Phoenix Home Life temporarily allocates the initial purchase payment to the Money Market Sub-account. Under this Amendment, if the Contract Owner surrenders the Contract during the Free Look Period, the initial purchase payment is refunded. At the expiration of the Free Look Period, the value of the Accumulation Units held in the Money Market Sub-account is allocated among the available Sub-accounts of the VA Account or the Guaranteed Interest Account in accordance with the Contract Owner's allocation instructions on the application.

   If the initial purchase payment, or any portion thereof, was allocated to the Guaranteed Interest Account, that payment (or portion) and any earned interest is refunded.

Amendments to Contracts

   Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the Contract may need to be approved by Contract Owners and state insurance departments. A change in the Contract which necessitates a corresponding change in the Prospectus or the Statement of Additional Information must be filed with the SEC.

Substitution of Fund Shares

   Although Phoenix Home Life believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Series of the Funds may become unsuitable for investment by Contract Owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, Phoenix Home Life may seek to substitute the shares of another Series or the shares of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

Ownership of the Contract

   Ordinarily, the purchaser of a Contract is both the Owner and the Annuitant and is entitled to exercise all the rights under the Contract. However, the Owner may be an individual or entity other than the Annuitant. Spouses may own a Contract as joint Owners. Transfer of the ownership of a Contract may involve Federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES

Introduction

   The Contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits of the Contract Owner, Annuitant or beneficiary depends on Phoenix Home Life's tax status, on the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned.

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon Phoenix Home Life's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectuses for the Funds.

Tax Status

   Phoenix Home Life is taxed as a life insurance company under Part I of Sub-chapter L of the Code. Since the Account is not a separate entity from Phoenix Home Life and its operations form a part of Phoenix Home Life, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to Phoenix Home Life. Phoenix Home Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Taxation of Annuities in General -- Non-Qualified Plans

   Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value of the Units held under a Contract until some form of distribution is made under the Contract. However, the increase in value may be subject to tax currently. In the case of Contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons". In the case of Contracts not meeting the diversification requirements, see "Diversification Standards".

 1.  Surrenders or Withdrawals Prior to the Contract
     Maturity Date.

     Code Section 72 provides that a total or partial surrender from a Contract prior to the Contract Maturity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract." The "investment in the Contract" is that portion, if any, of purchase payments (premiums paid) by or on behalf of an individual under a Contract that is not excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the Contract or portion thereof that is pledged or assigned. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial surrender of a Contract. These rules do not apply to amounts received under Qualified Plans.

 2.  Surrenders or Withdrawals on or after the Contract Maturity Date.

     Upon receipt of a lump sum payment or an annuity payment under the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. However, under certain types of Qualified Plans there may be no investment in the Contract within the meaning of Code
  Section 72, so that the total amount of all payments received will be taxable. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a Contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment.

     For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     Withholding of Federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies Variable Products Operations of that election.

 3.  Penalty Tax on Certain Surrenders and Withdrawals.

     With respect to amounts surrendered or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the "Primary Annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(4) relating to distributions from qualified retirement plans.); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code
   Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place: (a) before the close of the period which is 5 years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

 1.  Distribution-at-Death Rules.

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must provide the following two distribution rules: (A) if the Contract Owner dies on or after the Contract Maturity Date, and before the entire interest in the Contract has been distributed, the remainder of the Contract Owner's interest will be distributed at least as quickly as the method in effect on the Contract Owner's death; and (B) if a Contract Owner dies before the Contract Maturity Date, the Contract Owner's entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, and must commence within one (1) year after the Contract Owner's date of death. If the beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Contract Owner. These distribution requirements do not apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans).

     If the Annuitant, who is not the Contract Owner, dies before the Maturity Date and there is no Contingent Annuitant, the Annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

     If the Contract Owner is not an individual, the death of the Annuitant, is considered to be the death of the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of non-spousal joint Contract Owners the distribution will be required at the death of the first of the Contract Owners.

 2.  Transfer of Annuity Contracts.

     Transfers of non-qualified Contracts prior to the Maturity Date for less than full and adequate consideration to the Contract Owner at the time of such transfer, will trigger tax on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Contract Owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

 3.  Contracts Owned by Non-Natural Persons.

     If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the Contract is held under a qualified plan, a TSA program, or an IRA, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

 4.  Section 1035 Exchanges.

     Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the Contract Owner's investment in the Contract, will continue to apply. In contrast, Contracts issued on or after January 19, 1985, in a Code Section 1035 exchange, are treated as new Contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective Contract Owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

 5.  Multiple Contracts.

     Code Section 72(e)(11)(A)(ii) provides that for Contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the Contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.

Diversification Standards

 1.  Diversification Regulations.

     To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each Series of the Funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each quarter of a calendar year no more than 55% of the value of the assets of the Funds are represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Fund as an asset of the Account, and each Series of the Fund is tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each Government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

     In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. Regulations or a revenue ruling in this regard are expected to be issued in the future. It is not clear, at this time, what these regulations or the revenue ruling will provide. It is possible that when issued, the Contract may need to be modified to comply with such rules. For these reasons, Phoenix Home Life reserves the right to modify the Contract, as necessary, to prevent the Contract Owner from being considered the owner of the assets of the Account.

     Phoenix Home Life has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.

 2.  Diversification Regulations and Qualified Plans.

     Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the Phoenix Home Life Qualified Plan Contracts (i.e. the Fund) will be structured to comply with the diversification standards because the Fund serves as the investment vehicle for non-qualified Contracts as well as Qualified Plan Contracts.

Qualified Plans

   The Contracts may be used with several types of Qualified Plans. TSAs, Keoghs, Individual Retirement Accounts ("IRAs"), Corporate Pension and Profit-Sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Phoenix Home Life will accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's beneficiary designation or elected payment option may not be enforceable.

   Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the rollover rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled-over will generally be subject to 20 percent income tax withholding. Mandatory withholding can only be avoided if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

   The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs, except a) distributions required under the Code, and b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more.

   Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions; required distributions; penalty taxes on early or insufficient distributions, and income tax withholding on distributions. The following are brief descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

 1.  Tax-Sheltered Annuities.

     Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of purchase payments from gross income for Federal income tax purposes. These annuity contracts are commonly referred to as "TSAs".

     For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a Contract Owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to purchase payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a Contract Owner to make a surrender or partial withdrawal only (A) when the employee attains age 591/2, separates from service, dies, or becomes disabled (as defined in the Code), or (B) in the case of hardship. In the case of hardship, the amount distributable cannot include any income earned under the Contract.

     The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution requirements do not apply to assets held as of December 31, 1988.

     In addition, in order for certain types of contributions under a Code
  Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract Owners should consult their employers to determine whether the employer has complied with these rules.

 2.  Keogh Plans.

     The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs," or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the Internal Revenue Service.

 3.  Individual Retirement Accounts.

     Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA". These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

 4.  Corporate Pension and Profit-Sharing Plans.

     Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder (See "Group Contracts").

     As a general rule, the maximum amount which an employer may contribute on behalf of a Participant to a defined benefit plan is the amount necessary to fund an annual benefit equal to the lesser of 100% of compensation or $118,800. If the plan is a defined contribution plan, the maximum contribution is the lesser of 25% of compensation or $30,000 for each Participant. If the plan is a profit-sharing plan, the amount which the employer may deduct cannot exceed 15% of the compensation otherwise paid to participating employees in the taxable year. Under a profit-sharing plan which includes a cash or deferred provision described in Section 401(k) of the Code, elective deferral contributions are limited to $9,240 a year, or less in the case of a highly compensated employee (as defined by the tax law) where certain non-discriminatory percentage tests require a lower limit.

 5. Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax-Exempt Organizations.

     Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The Contracts may be used in connection with these plans; however, under these plans the Contract Owner is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such Contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the Contracts.

 6.  Seek Tax Advice.

     The above description of Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contracts offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. In addition, the TRA has significantly changed a great many rules involved with Qualified Plans. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS


   The principal underwriter of the Contracts is Phoenix Equity Planning Corporation ("PEPCO"). Contracts may be purchased through registered representatives of W. S. Griffith & Co., Inc. ("W. S. Griffith") licensed to sell Phoenix Home Life insurance policies and annuity contracts. W. S. Griffith and PEPCO are indirect wholly-owned subsidiaries of Phoenix Home Life. Contracts may also be purchased through other broker-dealers or entities registered under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by PEPCO and terms of agreement provided by Phoenix Home Life. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable annuity contracts upon the order and for the account of their customers. In addition to reimbursing PEPCO for its expenses, Phoenix Home Life pays PEPCO an amount equal to up to 7.25% of the purchase payments under the Contracts. PEPCO pays any distribution organization an amount which may not exceed up to 7.25% of purchase payments made under the contract. Any such amount paid with respect to Contracts sold through other broker/dealers will be paid by Phoenix Home Life to or through PEPCO. The amounts paid by Phoenix Home Life are not deducted from the purchase payments. Deductions for sales charges (as described under "Sales Charges") may be used to reimburse Phoenix Home Life for commission payments to broker/dealers.


STATE REGULATION

   Phoenix Home Life is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix Home Life is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

   State regulation of Phoenix Home Life includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policy of the Account.

REPORTS

   Reports showing the Contract Value and containing the financial statements of the Account will be furnished at least annually to an Owner.

VOTING RIGHTS
   As stated above, all of the assets held in an available Sub-account will be invested in shares of a corresponding Series of the Funds. Phoenix Home Life is the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of each Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, Phoenix Home Life intends to vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions received from Owners of the Contracts.

   Phoenix Home Life currently intends to vote Fund shares attributable to any Phoenix Home Life assets and Fund shares held in each Sub-account for which no timely instructions from Owners are received in the same proportion as those shares in that Sub-account for which instructions are received. In the future, to the extent applicable Federal securities laws or regulations permit Phoenix Home Life to vote some or all shares of the Funds in its own right, it may elect to do so.

   Matters on which Owners may give voting instructions may include the following: (1) election of the Board of Trustees of a Fund; (2) ratification of the independent accountant for a Fund; (3) approval or amendment of the investment advisory agreement for the Series of the Fund corresponding to the Owner's selected Sub-account(s); (4) any change in the fundamental investment policies or restrictions of each such Series; and (5) any other matter requiring a vote of the Shareholders of a Fund. With respect to amendment of any investment advisory agreement or any change in a Series' fundamental investment policy, Owners participating in such Series will vote separately on the matter, pursuant to the requirements of the 1940 Act.

   The number of votes that a Contract Owner has the right to cast will be determined by applying the Contract Owner's percentage interest in a Sub-account to the total number of votes attributable to the Sub-account. In determining the number of votes, fractional shares will be recognized. The number of votes for which each Owner may give Phoenix Home Life instructions will be determined as of the record date for Fund shareholders chosen by the Board of Trustees of the Fund. Phoenix Home Life will furnish Owners with proper forms and proxies to enable them to give these instructions.

TEXAS OPTIONAL RETIREMENT PROGRAM

   Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a Contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds may, however, be used to fund another eligible retirement vehicle.

LITIGATION

   Phoenix Home Life, the Account and PEPCO are not parties to any litigation that would have a material adverse effect upon the Account or the Contracts.

LEGAL MATTERS

   Legal matters involving Federal securities and income tax laws in connection with the Contracts described in this Prospectus have been passed upon by Jorden Burt & Berenson, Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Account and Phoenix Home Life. The Table of Contents of the Statement of Additional Information is set forth below:

   Underwriter
   Calculation of Yield and Return
   Calculation of Annuity Payments
   Experts
   Financial Statements

   Contract Owner inquiries and requests for a Statement of Additional Information should be directed to Variable Products Operations in writing at 101 Munson Street, P.O. Box 942, Greenfield, Massachusetts 01302-0942, or by calling Variable Products Operations at (800) 447-4312.

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APPENDIX A

THE GUARANTEED INTEREST ACCOUNT

   Contributions to the Guaranteed Interest Account under the Contract and transfers to the Guaranteed Interest Account become part of the general account of Phoenix Home Life (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   The General Account is made up of all of the general assets of Phoenix Home Life other than those allocated to any separate account. Premium payments will be allocated to the Guaranteed Interest Account and, therefore, the General Account, as elected by the Owner at the time of purchase or as subsequently changed. Phoenix Home Life will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix Home Life and the contracts participating in the General Account, in accordance with the terms of such contracts.

   Fixed annuity payments made to Annuitants under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Phoenix Home Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract that cannot be changed. In addition, Phoenix Home Life guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

   Investment income from the General Account allocated to Phoenix Home Life includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

   The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of Phoenix Home Life. However, Phoenix Home Life guarantees that it will credit interest at a rate of not less than 4% per year for individual Contracts and 3% per year for Group Contracts, compounded annually, to amounts allocated to the Guaranteed Interest Account. Phoenix Home Life may credit interest at a rate in excess of these rates; however, it is not obligated to credit any interest in excess of these rates.

   Twice each calendar month, Phoenix Home Life will set the excess interest rate, if any, that will apply to amounts deposited to the Guaranteed Interest Account. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the Guaranteed Interest Account at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

   Excess interest, if any, will be determined by Phoenix Home Life based on information as to expected investment yields. Some of the factors that Phoenix Home Life may consider in determining whether to credit excess interest to amounts allocated to the Guaranteed Interest Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GUARANTEED INTEREST ACCOUNT IN EXCESS OF 4% PER YEAR FOR INDIVIDUAL CONTRACTS AND 3% PER YEAR FOR GROUP CONTRACTS WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX HOME LIFE AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GUARANTEED INTEREST ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE FOR ANY GIVEN YEAR.

   Phoenix Home Life is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix Home Life's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners.

   Excess interest, if any, will be credited on the Guaranteed Interest Account Contract Value. Phoenix Home Life guarantees that, at any time, the Guaranteed Interest Account Contract Value will not be less than the amount of purchase payments allocated to the Guaranteed Interest Account, plus interest at the rate of 4% per year for individual Contracts and 3% per year for Group Contracts, compounded annually, plus any additional interest which Phoenix Home Life may, in its discretion, credit to the Guaranteed Interest Account, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Guaranteed Interest Account will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

   IN GENERAL, ONE TRANSFER PER YEAR IS ALLOWED FROM THE GUARANTEED INTEREST ACCOUNT. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 AND 25% OF THE CONTRACT VALUE IN THE GUARANTEED INTEREST ACCOUNT AS OF THE LAST CONTRACT ANNIVERSARY. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18 MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VARIABLE PRODUCTS OPERATIONS, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

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

APPENDIX B

DEDUCTIONS FOR STATE PREMIUM TAXES

Qualified and Non-Qualified Annuity Contracts

                       Upon            Upon
State                Purchase*     Annuitization     Non-Qualified    Qualified
-----                ---------     -------------     -------------    ---------
California                               X              2.35           0.50
D.C.                                     X              2.25
Kansas                                   X              2.00
Kentucky                                 X              2.00           2.00
Maine                                    X              2.00
Mississippi                              X              1.00(2)
Nevada                                   X              3.50
Pennsylvania            X(1)                            2.00
South Dakota                             X              1.25
West Virginia                            X              1.00           1.00
Wyoming                                  X              1.00

NOTE: The above premium tax deduction rates are as of January 1, 1995. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, Phoenix Home Life may deduct premium tax as necessary to comply with state tax laws or interpretations.


      For an explanation of the assessment of Premium Taxes see "Deductions and Charges, Premium Tax."

       *"Purchase" refers to the earlier of partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds.


       (1) The Pennsylvania premium tax on annuities is repealed, effective January 1, 1996.
       (2) The Mississippi premium tax on annuities is repealed, effective July 1, 1995


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